UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard

Suite 400

Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 2.02. Results of Operations and Financial Condition.

On March 17, 2006, The Mills Corporation and The Mills Limited Partnership filed with the Securities and Exchange Commission a Notification of Late Filing on Form 12b-25 (the “Notification”) to indicate that their 2005 Form 10-K will be filed late. Part III and the narrative portion of Part IV(3) of the Notification are filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein, insofar as it relates to prior period results of operations or financial condition of The Mills Corporation and The Mills Limited Partnership, is incorporated herein by reference.

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by The Mills Corporation or The Mills Limited Partnership under the Securities Act of 1933 regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of The Mills Corporation and The Mills Limited Partnership, including that actual events or results may differ materially from those in the forward-looking statements.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2006, The Mills Corporation notified the New York Stock Exchange that its 2005 Form 10-K will be filed late.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on March 17, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ MARY JANE MORROW
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/s/ MARY JANE MORROW
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

Date: March 17, 2006

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EXHIBIT INDEX

Exhibit No.
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on March 17, 2006.

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